UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2016

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 8, 2016, Radisys Corporation (the “Company” or “Radisys”) entered into Amendment No. 3 (the "Third Amendment”) to the Third Amended and Restated Loan and Security Agreement between the Company and Silicon Valley Bank dated March 14, 2014. The Third Amendment extends the maturity date of the secured revolving credit facility to February 8, 2018 from July 28, 2016. The Third Amendment increases the total amount available under the revolving credit facility for cash borrowings, which is subject to a borrowing formula based upon eligible accounts receivable, to $35 million from $25 million. The Third Amendment also increases the foreign accounts receivable eligible under the borrowing formula to 75% (80% in certain cases). Previously, 65% (80% in certain cases) of foreign accounts receivable were eligible under the borrowing formula. The Third Amendment removes the financial covenant requiring the Company to (i) maintain an aggregate amount of at least $4 million in operating and other deposit and investment accounts with Silicon Valley Bank and its affiliates and (ii) ensure that at least 50% of the aggregate amount of the Company’s cash in all of its accounts at all financial institutions worldwide is in accounts maintained by Silicon Valley Bank or its affiliates or accounts with a financial institution as to which Silicon Valley Bank has received an account control agreement. The Third Amendment did not otherwise change the requirement for the Company to maintain its primary domestic operating and other deposit and investment accounts with Silicon Valley Bank and its affiliates.
Additionally, the Third Amendment requires the Company to maintain a minimum trailing twelve-month adjusted EBITDA of at least $10 million if the average outstanding principal balance is greater than $15 million or maintain a minimum trailing twelve-month adjusted EBITDA of at least $7.5 million if the average outstanding principal balance is equal to or less than $15 million, which is tested quarterly. The Third Amendment defines Adjusted EBITDA as net income plus interest expense plus, to the extent deducted in the calculation of net income, depreciation expense and amortization expense, plus income tax expense, plus non-cash stock compensation expense and restructuring costs, provided that trailing twelve-month restructuring costs are limited to $1.7 million, $1.1 million, and $1.0 million at the first, second and third quarter 2016 measurement dates and $0 thereafter.
The Third Amendment requires the Company to pay an annual commitment fee equal to $52,500. Previously, the commitment fee was $37,500. The Third Amendment decreased the cancellation fee that the Company is required to pay as a result of termination by the Company of the commitment under the revolving credit facility to 0.75% of the commitment under the revolving credit facility for a termination at any time after February 8, 2017 through the maturity date. The cancellation fee for any termination of the commitment by the Company on or before February 8, 2017 did not change. Previously, the cancellation fee for any termination by the Company of the commitment under the revolving credit facility prior to the maturity date was 1.5% of the commitment under the revolving credit facility.
The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

The information in this Item 2.02 and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the Securities Exchange Commission (“SEC”), regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

On February 9, 2016 the Company issued a press release announcing its results for the fiscal quarter ended December 31, 2015. A copy of this press release is attached hereto as Exhibit 99.1.

This press release contains forward-looking statements, including statements about the Company's business strategy, changes in reporting segments, financial outlook and expectations for 2016 and for the first quarter of 2016 and statements related to revenue and gross margins from our respective segments and product lines, investments in future growth, expense savings or reductions, increased profitability, product line focus, operational and administrative efficiencies, revenue growth, margin improvement, financial performance and other attributes of the Company. These forward-looking statements are based on the Company's expectations and assumptions, as of the date such statements are made, regarding the Company's future operating performance and financial condition, customer requirements, outcome of product trials, the economy and other future events or circumstances. Actual results could differ materially from the outlook guidance and expectations in these forward-looking statements as a result of a number of risk factors, including, among others, (a) continued implementation of the Company’s next-generation datacenter product, (b) customer implementation of traffic management solutions, (c) the outcome of product trials, (d) the market success of customers’ products and solutions, (e) the development and transition of new products and solutions, (f) the enhancement of existing products and solutions to meet customer needs and respond to emerging technological trends, (g) the Company's dependence on certain customers and high degree of customer concentration, (h) the Company's use of one contract manufacturer for a significant portion of the production of its products, including the success of transitioning contract manufacturing partners, (i) matters affecting the software and embedded product industry, including changes in industry standards, changes in customer requirements and new product introductions, (j) actions by regulatory authorities or other third parties, (k) cash generation, (l) changes in tariff and trade policies and other risks associated with foreign operations, (m) fluctuations in currency exchange rates, (n) the ability of the Company to successfully complete any restructuring, acquisition or divestiture activities, (o) risks relating to fluctuations in the Company’s operating results, the uncertainty of revenues and profitability and the potential need to raise additional funding and (p) other factors listed in the Company's reports filed with the Securities and Exchange Commission (SEC), including those listed under “Risk Factors” in Radisys' Annual Report on Form 10-K for the year ended December 31, 2014, copies of which may be obtained by contacting the Company at 503-615-1100, from the Company's investor relations web site at http://investor.radisys.com/, or at the SEC's website at http://www.sec.gov. Although forward-looking statements help provide additional information about Radisys, investors should keep in mind that forward-looking statements are inherently less reliable than historical information. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. All information in this press release is as of February 9, 2016. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

To supplement its consolidated financial statements in accordance with generally accepted accounting principles (GAAP), the Company's earnings release contains non-GAAP financial measures that exclude certain expenses, gains and losses, such as the effects of (a) amortization of acquired intangible assets, (b) stock-based compensation expense, (c) restructuring and other charges (reversals), net, (d) non-cash income tax expense and (e) gain on life insurance asset. The Company believes that the use of non-GAAP financial measures provides useful information to investors to gain an overall understanding of its current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that the Company believes are not indicative of its core operating results. In addition, non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring the Company's performance, and the Company believes that it is providing investors with financial measures that most closely align to its internal measurement processes. These non-GAAP measures are considered to be reflective of the Company's core operating results as they more closely reflect the essential revenue-generating activities of the Company and direct operating expenses (resulting in cash expenditures) needed to perform these revenue-generating activities. The Company also believes, based on feedback provided to the Company during its earnings calls' Q&A sessions and discussions with the investment community, that the non-GAAP financial measures it provides are necessary to allow the investment community to construct their valuation models to better align its results and projections with its competitors and market sector, as there is significant variability and unpredictability across companies with respect to certain expenses, gains and losses.

The non-GAAP financial information is presented using a consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP financial measures.

A reconciliation of non-GAAP information to GAAP information is included in the tables below. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and reconciliations between GAAP and non-GAAP financial measures included in this earnings release should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Description
10.1	Amendment No. 3 to the Third Amended and Restated Loan and Security Agreement, dated February 8, 2016, between Radisys Corporation and Silicon Valley Bank.
99.1	Fourth Quarter 2015 Earnings Release, dated February 9, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION
Date:	February 9, 2016	By:	/s/ Jonathan Wilson
Jonathan Wilson
Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 3 to the Third Amended and Restated Loan and Security Agreement, dated February 8, 2016, between Radisys Corporation and Silicon Valley Bank.
99.1	Fourth Quarter 2015 Earnings Release, dated February 9, 2016.